UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 8, 2015
(Date of earliest event reported)

Golden Queen Mining Co. Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2
(Address of principal executive offices, including zip code)

(778) 373-1557
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into Material Definitive Agreements

On June 8, 2015, Golden Queen Mining Co. Ltd. (“Golden Queen”), entered into an Amended and Restated Term Loan Agreement (the “Amended Loan Agreement”) with THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009 (“LTC Lender”), EHT, LLC (“EHT Lender”), HARRIS CLAY (“HC Lender”) and THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009 (“CFT Lender” and, together with LTC Lender, EHT Lender and HC Lender, the “Lenders”). The Lenders are affiliated with the Clay family, a shareholder group which collectively owns approximately 27% of the issued and outstanding shares of Golden Queen (the “Clay Family”). Thomas M. Clay, a member of the Clay Family, serves on Golden Queen’s board of directors.

The Amended Loan Agreement amends and restates the Term Loan Agreement, dated December 31, 2014, as amended (the “Existing Agreement”), among Golden Queen, LTC Lender and EHT Lender (as assignee in interest from HC Lender), related to a secured a loan in the principal amount of Twelve Million Five Hundred Thousand Dollars (US$12,500,000), to among other items: (a) add HC Lender and CFT Lender as parties to the term loan arrangement; (b) increase the principal amount under the term loan from Twelve Million Five Hundred Thousand Dollars (US$12,500,000) to Thirty-Seven Million Five Hundred Thousand Dollars ($37,500,000), (c) provide for security interests and pledges to secure repayment of the term loan and (d) provide indemnity and registration rights to the Clay Family.

Golden Queen issued four promissory notes in the principal amounts of US$22,375,000 (LTC Lender), US$3,125,000 (EHT Lender), US$5,750,000 (CFT Lender) and US$6,250,000 (HC Lender), each due December 8, 2016, with an annual interest rate of 10%, payable quarterly on the first business day of each quarter and commencing on October 1, 2015. A portion of the proceeds of the Loan are to be used to:

(a)	retire the term loan from LTC Lender, EHT Lender and HC Lender, due July 1, 2015, including principal in the amount of US$12,500,000, plus accrued interest,

(b)	retire the July 2013 convertible debentures due on July 26, 2015, in the amount of CAD$10,000,000 plus accrued interest, and

(c)

fund the capital contribution by Golden Queen Mining Holdings, Inc. a wholly- owned subsidiary of Golden Queen (“GQ Holdings”), in an amount that is not expected to exceed US$12,500,000, due on June 15, 2015, to Golden Queen Mining Company, LLC (“GQ California”) under the terms of the joint venture agreement with Gauss, LLC.

Golden Queen paid the Lenders a closing fee of US$1,500,000, and the balance of the proceeds of the Loan will be used for expenses and general corporate purposes. The Loan Agreement contains customary representations, warranties and covenants.

The Loan is guaranteed by the subsidiaries of Golden Queen, under the terms of an amended and restated Guaranty, and secured by a pledge of Golden Queen’s interests in its subsidiaries and GQ Holdings’ 50% interest in GQ California, under the terms of an amended and restated Pledge Agreement. GQ California is a 50/50 joint venture formed with Gauss LLC to develop the Soledad Mountain Project. The Clay Family controls a 32.5% interest in Gauss LLC and Leucadia National Corporation (“Leucadia”) indirectly controls a 67.5% interest in Gauss LLC. The members of Gauss LLC entered into an amended and restated option agreement related to the pledged GQ California interests (the “Amended Option Agreement”).

Golden Queen issued warrants to the Lenders, exercisable to acquire 10,000,000 common shares of Golden Queen at an exercise price of US$0.95 per common share, subject to certain adjustments (the “Warrants”). The common shares issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued pursuant to exemptions from such registration requirements.

Golden Queen and the Lenders entered into an amended and restated Registration Rights Agreement (the “Amended Registration Rights Agreement”), under which Golden Queen granted the Lenders certain registration rights to allow the Lenders to register the common shares of Golden Queen held by the Clay family under the Securities Act.

Under the terms of the Amended Loan Agreement, Golden Queen entered into an indemnity agreement with certain members of the Clay Family (the “Idemnity Agreement”), under which Golden Queen agreed to indemnify certain members of the Clay Family for certain indemnifiable expenses arising out of proceedings related to (a) the making or failure to make a filing under Section 16 of the Securities Exchange Act, as amended; (b) the beneficial ownership of Golden Queen securities or (c) transactions with respect to Golden Queen securities occurring prior to June 8, 2017.

Copies of the Amended Loan Agreement, Amended Pledge Agreement, Amended Guaranty, form of Warrants, Amended Registration Rights Agreement, Amended Option Agreement and Indemnity Agreement are filed as exhibits to this Form 8-K and incorporated herein by reference. The description the Amended Loan Agreement, Amended Pledge Agreement, Amended Guaranty, form of Warrants, Amended Registration Rights Agreement, Amended Option Agreement and Indemnity Agreement is a summary of the terms of such agreements, and is qualified in its entirety by reference to the text of these agreements or instruments.

Item 2.03. Creation of a Direct Financial Obligation.

The description of the terms and conditions of the Amended Loan Agreement, Amended Pledge Agreement and Amended Guaranty are contained in Item 1.01 on this Form 8-K are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the transactions contemplated under the Amended Loan Agreement, Golden Queen issued warrants to the Lenders, exercisable to acquire 10,000,000 common shares of Golden Queen. Neither the Warrants nor the common shares issuable upon exercise of the warrants have been registered under the Securities Act, and will be issued pursuant to exemptions from such registration requirements available under Section 4(a)(2) of the Securities Act. Each of the Lenders is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On June 8, 2015, Golden Queen issued a news release entitled “GOLDEN QUEEN AMENDS TERM LOAN FINANCING TO US$37.5 MILLION AND EXTENDS TERM”. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Amended Term Loan Agreement
10.2	Amended Guaranty
10.3	Amended Pledge Agreement
10.4	Amended Registration Rights Agreement
10.5	Amended Option Agreement
10.6	Indemnity Agreement
10.7	Form of Warrant
99.1*	Press Release of Golden Queen Mining Co. Ltd. dated June 8, 2015

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.
Date: June 8, 2015

	By:	/s/ H. Lutz Klingmann
H. Lutz Klingmann
President, CEO and Director